                                                                   EXHIBIT 13

                                   Table 1

                                                                            TABLE 1
                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                                                           From Date
                                                                                                           Portfolio
                                                                  One Year     Five Years    Ten Years    Established
                     Fund                            Date          Ended          Ended        Ended       Through
                  Portfolio                       Established     12/31/00      12/31/00      12/31/00     12/31/00
                  ---------                       -----------    ----------    ----------    ----------   ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                              06/83       3.30%          4.09%        3.51%           7.34%
Diversified Conservative Growth Portfolio               05/99      -2.52%           N/A          N/A            1.60%
High Yield Bond Portfolio                               02/87     -14.06%          1.93%        3.31%           5.19%
Stock Index Portfolio                                   10/87     -15.17%         16.28%       11.84%          14.91%
Value Portfolio                                         02/88       9.09%         14.37%        9.44%          13.13%
Equity Portfolio                                        06/83      -3.26%         11.64%        9.87%          12.71%
Global Portfolio                                        09/88     -23.61%         12.64%       10.92%           9.71%
Prudential Jennison Portfolio                           05/95     -23.39%         17.69%         N/A           19.79%
Small Capitalization Stock Portfolio                    05/95       6.38%         11.86%         N/A           13.82%
20/20 Focus Portfolio                                   05/99     -11.54%           N/A          N/A            2.97%
AIM VARIABLE INSURANCE FUNDS INC
AIM V.I. Growth and Income Fund                         05/94     -20.61%         15.41%         N/A           15.89%
AIM V.I. Value Fund                                     06/93     -20.70%         14.12%         N/A           15.37%

ALLIANCE CAPITAL SERIES
Alliance Premier Growth Portfolio-Class B               07/99     -26.94%           N/A          N/A          -12.16%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC
American Century VP Value                               05/96      11.63%           N/A          N/A            7.90%

CREDIT SUISSE WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                          09/96     -23.77%           N/A          N/A           10.30%

DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Value portfolio                                   07/99       1.84%           N/A          N/A            2.45%

JANUS ASPEN SERIES
Growth Portfolio                                        09/93     -20.65%         17.60%         N/A           16.29%
International Growth Portfolio                          05/94     -21.97%         21.62%         N/A           18.51%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                  07/95     -25.59%         20.33%         N/A           21.92%
Research Series                                         07/95     -11.03%         14.71%         N/A           15.38%

OCC ACCUMULATION TRUST
Managed Portfolio                                       08/88       3.34%         11.42%        8.89%          15.42%
Small Cap Portfolio                                     08/88      37.31%         11.60%        7.92%          12.20%

T. ROWE PRICE EQUITY SERIES, INC
Equity Income Portfolio                                 03/94       6.61%         12.62%         N/A           14.85%

T. ROWE PRICE INTERNATIONAL SERIES, INC
International Stock Portfolio                           03/94     -23.85%          6.77%         N/A            6.44%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2           05/98       6.11%           N/A          N/A           22.19%


                                   Table 2


                                                                           TABLE 2
                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                    ASSUMING NO WITHDRAWAL
                                                                                                       From Date
                                                                                                        Portfolio
                                                               One Year     Five Years    Ten Years    Established
               Fund                              Date            Ended        Ended         Ended       Through
            Portfolio                         Established      12/31/00      12/31/00      12/31/00     12/31/00
            ---------                         -----------     ----------    ----------    ----------   ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                          06/83          8.10%         4.22%        3.57%         7.35%
Diversified Conservative Growth Portfolio           05/99          2.28%          N/A          N/A          4.42%
High Yield Bond Portfolio                           02/87         -9.26%        2.08%         3.37%         5.22%
Stock Index Portfolio                               10/87        -10.37%       16.37%        11.87%        14.92%
Value Portfolio                                     02/88         13.89%       14.46%         9.48%        13.14%
Equity Portfolio                                    06/83          1.54%       11.74%         9.91%        12.72%
Prudential Jennison Portfolio                       05/95        -18.59%       17.77%          N/A         19.85%
Global Portfolio                                    09/88        -18.81%       12.74%        10.96%         9.73%
Small Capitalization Stock Portfolio                05/95         11.18%       11.96%          N/A         13.89%
20/20 Focus Portfolio                               05/99         -6.74%         N/A           N/A          5.77%

AIM VARIABLE INSURANCE FUNDS INC
AIM V.I. Growth and Income Fund                     05/94         -15.81%       15.50%         N/A         15.98%
AIM V.I. Value Fund                                 06/93         -15.90%       14.21%         N/A         15.44%

ALLIANCE CAPITAL SERIES
Alliance Premier Growth Portfolio - Class B         07/99         -22.14%         N/A          N/A         -8.72%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC
American Century VP Value                           05/96          16.43%         N/A          N/A          8.46%

CREDIT SUISSE WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                      09/96         -18.97%         N/A          N/A         10.56%

DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Value Portfolio                               07/99           6.64%         N/A          N/A          5.58%

JANUS ASPEN SERIES
Growth Portfolio                                    09/93         -15.85%       17.69%         N/A         16.37%
International Growth Portfolio                      05/94         -17.17%       21.70%         N/A         18.60%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                              07/95         -20.79%       20.41%         N/A         22.04%
Research Series                                     07/95          -6.23%       14.80%         N/A         15.53%

OCC ACCUMULATION TRUST
Managed Portfolio                                   08/88           8.14%       11.52%        8.92%        15.44%
Small Cap Portfolio                                 08/88          42.11%       11.71%        7.96%        12.23%

T. ROWE PRICE EQUITY SERIES, INC
Equity Income Portfolio                             03/94          11.41%       12.72%         N/A         14.95%

T. ROWE PRICE INTERNATIONAL SERIES, INC
International Stock Portfolio                       03/94         -19.05%        6.89%         N/A          6.60%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2       05/98          10.91%         N/A          N/A         23.12%

                                   Table 3

                                                                                TABLE 3
                                                            CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL
                                                                                                            From Date
                                                                                                             Portfolio
                                                                 One Year      Five Years     Ten Years     Established
                    Fund                           Date            Ended          Ended          Ended        Through
                  Portfolio                     Established      12/31/00       12/31/00       12/31/00      12/31/00
                  ---------                     -----------     ----------     ----------     ----------    ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                            06/83        8.10%        22.96%         42.04%       247.72%
Diversified Conservative Growth Portfolio             05/99        2.28%       N/A            N/A             7.48%
High Yield Bond Portfolio                             02/87       -9.26%        10.83%         39.34%       102.30%
Stock Index Portfolio                                 10/87      -10.37%       113.40%        207.00%       526.95%
Value Portfolio                                       02/88       13.89%        96.44%        147.28%       389.50%
Equity Portfolio                                      06/83        1.54%        74.19%        157.23%       719.90%
Prudential Jennison Portfolio                         05/95      -18.59%       126.59%        N/A           179.24%
Global Portfolio                                      09/88      -18.81%        82.09%        182.83%       212.75%
Small Capitalization Stock Portfolio                  05/95       11.18%        75.95%        N/A           109.09%
20/20 Focus Portfolio                                 05/99       -6.74%       N/A            N/A             9.81%

AIM VARIABLE INSURANCE FUNDS INC
AIM V.I. Growth and Income Fund                       05/94      -15.81%       105.52%        N/A           168.74%
AIM V.I. Value Fund                                   06/93      -15.90%        94.35%        N/A           197.19%

ALLIANCE CAPITAL SERIES
Alliance Premier Growth Portfolio - Class B           07/99      -22.14%       N/A            N/A           -12.53%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC
American Century VP Value                             05/96       16.43%       N/A            N/A            46.09%

CREDIT SUISSE WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                        09/96      -18.97%       N/A            N/A            53.21%

DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Value Portfolio                                 07/99        6.64%       N/A            N/A             8.50%

JANUS ASPEN SERIES
Growth Portfolio                                      09/93      -15.85%       125.75%        N/A           202.45%
International Growth Portfolio                        05/94      -17.17%       166.91%        N/A           211.81%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                07/95      -20.79%       153.09%        N/A           195.47%
Research Series                                       07/95       -6.23%       125.75%        N/A           119.28%

OCC ACCUMULATION TRUST
Managed Portfolio                                     08/88       8.14%        72.49%         135.06%       494.77%
Small Cap Portfolio                                   08/88      42.11%        73.94%         115.10%       319.16%

T. ROWE PRICE EQUITY SERIES, INC
Equity Income Portfolio                               03/94      11.41%        81.96%          N/A          156.21%

T. ROWE PRICE INTERNATIONAL SERIES, INC
International Stock Portfolio                         03/94     -19.05%        39.53%          N/A           53.94%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2         05/98      10.91%        N/A             N/A           74.23%